                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      FAMILY STEAK HOUSES OF FLORIDA, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                      FAMILY STEAK HOUSES OF FLORIDA, INC.
                             2113 FLORIDA BOULEVARD
                          NEPTUNE BEACH, FLORIDA 32266

                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS

     You are cordially invited to attend the Annual Shareholders' Meeting to be held at the Sea Turtle Inn, One Ocean Boulevard, Atlantic Beach, Florida 32233, on Friday, June 16, 1995 at 10:00 a.m. for the purpose of:

           1. Electing Directors;

           2. Approving the 1995 Long-Term Incentive Plan; and

           3. Transacting such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on May 1, 1995 as the record date for determining shareholders entitled to vote at the Meeting. Only shareholders of record at the close of business on that date are entitled to vote at the Meeting.

     The Company hopes that as many shareholders as possible will personally attend the Meeting. Whether or not you plan to attend the Meeting, please complete the enclosed proxy and return it promptly so that your shares will be represented. Sending in your proxy will not prevent you from voting in person at the Meeting.

                                           /s/ Lewis E. Christman, Jr.
                                           ---------------------------
                                           Lewis E. Christman, Jr.
                                           President and CEO

Date: May 1, 1995

                      FAMILY STEAK HOUSES OF FLORIDA, INC.
                             2113 FLORIDA BOULEVARD
                          NEPTUNE BEACH, FLORIDA 32266

                                PROXY STATEMENT
                                      FOR
                      1995 ANNUAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION

     The solicitation of the enclosed proxy is made by and on behalf of the Board of Directors of Family Steak Houses of Florida, Inc. (the "Company") to be used at the 1995 Annual Meeting of Shareholders, which will be held at the Sea Turtle Inn, One Ocean Boulevard, Atlantic Beach, Florida, at 10:00 a.m. on Friday, June 16, 1995. The principal executive offices of the Company are located at 2113 Florida Boulevard, Neptune Beach, Florida 32266. The approximate mailing date of this Proxy Statement is May 1, 1995.

     The proxy may be revoked at any time before it is exercised by giving notice of revocation to the Secretary of the Company. The shares represented by proxies in the form solicited by the Board of Directors will be voted at the meeting. Where a choice is specified with respect to a matter to be voted upon, the shares represented by the proxy will be voted in accordance with such specification. If no choice is specified, such shares will be voted as hereinafter stated in this Proxy Statement.

     Insofar as management has been advised, no officer, director or director nominee of the Company at any time since the beginning of its last fiscal year, nor any associate of any such officer, director, or director nominee has any substantial interest in the matters to be acted upon at the 1995 Annual Meeting of Shareholders, other than the grant of stock options to purchase shares of the Company's Common Stock pursuant to the proposed Long Term Incentive Plan detailed in Item 2 herein.

RECORD DATE AND VOTING SECURITIES

     The Board of Directors has fixed the close of business on May 1, 1995 as the record date for determination of shareholders entitled to vote at the meeting. Holders of the Company's common stock, par value $0.01 per share (the "Common Stock") as of May 1, 1995 will be entitled to one vote for each share held, with no shares having cumulative voting rights. No other class of the Company's securities is entitled to vote at the meeting. As of April 7, 1995, the Company had outstanding 10,785,107 shares of Common Stock.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of shares present, either in person or by proxy, at the Annual Meeting of Shareholders is necessary for the election of any director nominee.

     Under the Florida Business Corporation Act, directors are elected by a plurality of the votes cast and other matters are approved if the votes cast by the holders of the shares represented at the meeting and entitled to vote on the subject matter favoring the action exceed the votes opposing the action, unless a greater number of affirmative votes or voting by classes is required by Florida Law or the Company's articles of incorporation. Therefore, under Florida law, abstentions and broker non-votes have no effect. A broker non-vote generally occurs when a broker who holds shares in street name for a customer does not have authority to vote on certain matters under the rules of the exchange on which the stock is traded.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND OF MANAGEMENT

     The table set forth below presents certain information regarding beneficial ownership of the Company's Common Stock (the Company's only voting security), as of February 6, 1995, by (i) each shareholder known to the Company to own, or have the right to acquire within sixty (60) days, more than five percent (5%) of the Common Stock outstanding and (ii) all officers and director nominees of the Company as a group. The shares of Common Stock beneficially owned by each director nominee are shown in the table beginning on page 3 of this Proxy Statement. George F. Staudter, former President and Chief Executive Officer of the Company, owned no shares as of February 6, 1995.

                                                                      AMOUNT OF
                                                                        COMMON
                     NAME AND ADDRESS OF                          STOCK BENEFICIALLY       PERCENT OF
                       BENEFICIAL OWNER                                 OWNED                CLASS
- --------------------------------------------------------------    ------------------       ----------
Eddie L. Ervin, Jr............................................           705,907(1)            6.5%
  144 Laurel Lane
  Ponte Vedra Beach, FL 32082
The Travelers Group...........................................         1,250,000(2)           10.4%
  One Tower Square
  Hartford, CT 06183-1060
All Officers and Director.....................................           361,076(3)            3.3%
  Nominees as a Group (7 Persons)

- ---------------

(1) Includes 29,963 shares of common stock which Mr. Ervin has the right to acquire immediately or within sixty (60) days upon exercise of certain options granted pursuant to the Company's Non-Employee Directors Plan.
(2) Represents shares issuable upon the exercise of certain stock purchase warrants issued October 1, 1988, pursuant to which the holders thereof have the right to purchase an aggregate of up to 1,250,000 shares of Common Stock for $.40 per share. None of such shares are outstanding.
(3) Includes an aggregate 197,976 of shares of common stock which certain of the Company's executive officers and directors have the right to acquire immediately or within sixty days (60) upon the exercise of certain options granted pursuant to the Company's Employee Incentive Stock Option Plan.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     The business of the Company is under the general management of a Board of Directors as provided by the corporation laws of Florida, the Company's state of incorporation. In accordance with the Bylaws of the Company, which empower the Board of Directors to appoint such committees as it deems necessary and appropriate, the Board of Directors has appointed an Executive Committee, an Audit Committee and an Executive Compensation Committee.

     The Executive Committee is authorized to exercise the powers and duties of the full Board of Directors between meetings of the Board of Directors and while the Board of Directors is not in session. Currently, the members of the Executive Committee are Directors Gray and Glickstein, each of whom are non-employee Directors, and Director Christman. The Executive Committee held seven meetings in 1994. All members of the Committee attended each of these meetings.

     The Audit Committee's basic functions are to assist the Board of Directors in discharging its fiduciary responsibilities to the shareholders and the investment community in the preservation of the integrity of the financial information published by the Company, to maintain free and open means of communication between the Company's directors, independent auditors and financial management, and to ensure the independence of the independent auditors. Currently, the members of the Audit Committee are Directors Gray and Glickstein, each of whom are non-employee Directors, and Director Christman. The Audit Committee held one meeting during fiscal year 1994 which all members of the Committee attended.

     The Executive Compensation Committee administers the Company's qualified Employee Incentive Stock Option Plan and is responsible for granting qualified stock options to officers and managerial employees of the Company. The current members of the Executive Compensation Committee are Directors Glickstein and Gray, each of whom are non-employee Directors, and Director Christman. The Executive Compensation Committee held two meetings during fiscal year 1994. All members of the Executive Compensation Committee attended these meetings.

     The Board of Directors held 19 meetings during fiscal year 1994. Each of the directors attended at least 75% of the meetings of the Board of Directors.

     The Board of Directors does not have a Nominating Committee.

DIRECTOR COMPENSATION

     Three of the five director nominees are not employees of the Company. In order to attract and retain highly qualified independent directors through an investment interest in the Company's future success, the Company enacted in 1985 a nonqualified Stock Option Plan for Non-Employee Directors (the "Director's Plan").

     Each director eligible under the Directors Plan annually receives an option to purchase 9,000 shares of Common Stock. Typically options are granted on the first business day of each calendar year, at an option exercise price per share equivalent to a price such that the aggregate fair market value on the date of grant for all shares subject to the options exceeds the aggregate option exercise price by the amount of $10,000. Options granted under the Director's Plan are immediately exercisable and expire five years from the date of grant.

     On January 3, 1995 options were granted to Directors Ervin, Gray, Glickstein and Smith for the purchase of 9,000 shares each at a purchase price of $.01 per share. Since the price of the stock was $.34 on January 3, 1995, the Company granted an additional 20,963 shares to each eligible director at a purchase price of $.01 per share so that the market value of all options granted in 1995 exceeded the option exercise price by $10,000.

     Directors who are full-time employees of the Company receive $90 for each Board of Directors meeting attended. Directors who are not employees of the Company receive a fee of $450 for each Board of Directors or Executive Committee meeting attended. No fees are otherwise awarded directors for attendance at meetings of committees of the Board of Directors.

MATTERS TO BE ACTED UPON

     1. ELECTION OF DIRECTORS

     The Board of Directors recommends that the shareholders vote for the election of the five (5) nominees listed below to serve as directors until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Each of the nominees presently is serving as a director of the Company, except for Mr. Martin. Mr. Smith has served as director since election by the shareholders of the Company on October 10, 1985. Mr. Christman was appointed in February 1993 and elected by the shareholders at the 1993 annual meeting. Directors Gray and Glickstein were appointed in June 1994 and elected by the shareholders in August 1994. Should any one or more of the nominees become unavailable to accept nomination or election as a director, the enclosed proxy will be voted for such other person or persons as the Board of Directors may recommend, unless the Board reduces the number of directors.

                                                                        COMMON STOCK
                                                                     BENEFICIALLY OWNED
                                                                            AS OF            PERCENT
            NAME                   BUSINESS EXPERIENCE AND AGE       FEBRUARY 6, 1995(1)   OF CLASS(2)
- ----------------------------  -------------------------------------  -------------------   -----------
Lewis E. Christman, Jr.       President & CEO of the Company since          20,409               --
                                April 1994. Purchasing consultant
                                to the Company from January 1994 to
                                March 1994. Partner, East Coast
                                Marketing since 1990; Chairman of
                                the Board of Neptune Marketing Inc.
                                (food broker) from 1979 to 1989;
                                age 75.
Joseph M. Glickstein, Jr.     Partner, Glickstein & Glickstein, law         29,963               --
                                firm since 1950, age 68.

                                                                        COMMON STOCK
                                                                     BENEFICIALLY OWNED
                                                                            AS OF            PERCENT
            NAME                   BUSINESS EXPERIENCE AND AGE       FEBRUARY 6, 1995(1)   OF CLASS(2)
- ----------------------------  -------------------------------------  -------------------   -----------
Richard M. Gray               Partner, Gray & Kelley, CPAs, since           29,963               --
                                1973. President & Director of
                                Universal Marion Corp. since 1973.
                                Age 63.
Robert J. Martin              Vice President of the Company since          136,864              1.3%
                                April 1994. Vice President of Steak
                                House Construction Corporation, the
                                Company's wholly owned construction
                                subsidiary, since 1981. Age 67.
William Stanley Smith, Jr.    Consultant to the Company since June          90,077               --
                                1994; Vice President -- Development
                                of the Company from October 1985 to
                                June 1994; Vice
                                President -- Development and
                                Director of Steak House
                                Construction Corporation, the
                                Company's wholly-owned construction
                                subsidiary, since March 1986;
                                president of Universal
                                Environmental Control, Inc., a
                                general contractor, since 1961; age
                                58.

- ---------------

(1) Included in such beneficial ownership are shares of Common Stock issuable upon the exercise of certain options exercisable immediately or within sixty (60) days of February 6, 1995, as follows: Joseph M. Glickstein, Jr., 29,963 shares; Robert J. Martin, 84,250 shares; William Stanley Smith, Jr., 29,963 shares;
(2) The percentages represent the total of the shares listed in the adjacent column divided by the issued and outstanding shares of Common Stock as of February 6, 1995, plus any stock options or warrants exercisable by such person within 60 days following February 6, 1995. Percentages of less than 1% are omitted.

     There are no family relationships between any of the nominees and executive officers of the Company. There are no arrangements or understandings between any director and any other person pursuant to which any of the nominees has been nominated.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires certain officers of the Company and its directors, and persons who beneficially own more than ten percent of any registered class of the Company's equity securities, to file reports of ownership in such securities and changes in ownership in such securities with the Securities and Exchange Commission (the "Commission") and the Company.

     Based solely on a review of the reports and written representations provided to the Company by the above referenced persons, the Company believes that during 1995 all filing requirements applicable to its reporting officers, directors and greater than ten percent beneficial owners were properly and timely satisfied, with the exception of one late report regarding the grant of stock options to three of the Company's officers.

REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

     The Executive Compensation Committee (the "Committee"), currently consisting of directors, Christman, Glickstein and Gray, uses the following objectives as guidelines for its executive compensation decisions; to provide a compensation package that will attract, motivate and retain qualified executives; to ensure a compensation mix that focuses executive behavior on the fulfillment of annual and long-term business objectives; and to create a sense of ownership in the Company that causes executive decisions to be aligned with the best interests of the Company's shareholders.

     The Company's compensation package in 1995 for its executive officers consisted of base salary and stock option grants. The Committee determined stock option awards, annual bonuses and salary level for the Company's Chief Executive Officer. The Chief Executive Officer, in consultation with the Committee, makes decisions regarding salary and annual bonuses and recommendations regarding stock option grants to other executive officers for the Company.

  General Compensation Policies

     In general, base salary levels are set at the minimum levels believed by the Company's Chief Executive Officer to be sufficient to attract and retain qualified executives when considered with the other components of the Company's compensation structure.

     The Company's Chief Executive Officer increases salary levels for executive officers based in part on specific annual performance goals, including personal, departmental and overall Company goals depending upon each officer's specific job responsibilities. The Chief Executive Officer also uses his subjective judgment, based upon such criteria as the executive's knowledge of and importance to the Company's business, willingness and ability to accomplish the tasks for which he or she was responsible, professional growth and potential, the Company's operating earnings and an evaluation of individual performance, in making salary decisions. Compensation paid to executive officers in prior years is also taken into account. No particular weighting is applied to these factors.

     Each of the Committee and Chief Executive Officer may determine that the Company's financial performance and individual achievements merit the payment of annual bonuses. In recent years, no bonuses have been awarded to any officers of the Company.

     The Committee determines annual stock option grants to executive officers, other than the Chief Executive Officer, and other eligible employees based on recommendations of the Chief Executive Officer. Stock options are intended to encourage key employees to remain employed by the Company by providing them with a long term interest in the Company's overall performance as reflected by the market price of the Company's Common Stock. In making awards in 1995, the Chief Executive Officer and the Committee considered, without assigning a particular weighting, the number of options previously granted to the executive, the executive's salary, the Company's performance and the need for a long term focus on improving shareholder value.

     The Committee will consider any federal income tax limitations on the deductibility of executive compensation in reaching compensation decisions and will seek shareholder approval where such approval will eliminate any limitations on deductibility.

  CEO Compensation


     Considering the salary paid to the Company's prior Chief Executive Officer for his services, the Committee decided to pay Mr. Staudter a salary of $130,000 beginning in December 1993 when he assumed the role of Chief Executive Officer. As a result of negotiations with Mr. Staudter, the Committee granted Mr. Staudter an option to purchase 200,000 shares of the Company's Common Stock at an exercise price of $1.00, a price which was significantly higher than the market price as of the date of the grant, exercisable over five years. Mr. Staudter resigned on April 7, 1994, and received approximately two months salary as a severance payment. This option expired upon Mr. Staudter's resignation.

     Considering the need to improve the profitability of the Company, the Committee decided to pay Mr. Christman a salary of $90,000 beginning in April 1994 when he assumed the role of Chief Executive Officer. In order to provide an incentive to Mr. Christman, the Committee entered into an agreement to grant him an option to purchase 200,000 shares of the Company's Common Stock at an exercise price of $.40, a price which was higher than the market price as of the date of the grant, exercisable over four years.

                            Respectfully Submitted,

                            Lewis E. Christman, Jr.
                           Joseph M. Glickstein, Jr.
                                Richard M. Gray

EXECUTIVE PAY

     The summary compensation table below sets forth a summary of the compensation earned by the individuals who served as the Company's chief executive officer during 1994. ("Named Executives".)

                           SUMMARY COMPENSATION TABLE


                                                                             LONG TERM
                                                                            COMPENSATION
                                                                            ------------
                                           ANNUAL COMPENSATION               SECURITIES
                                 ----------------------------------------    UNDERLYING
   NAME AND PRINCIPAL                                      OTHER ANNUAL      OPTIONS #         ALL OTHER
        POSITION          YEAR   SALARY($)(1)   BONUS($)  COMPENSATION(2)       (3)        COMPENSATION($)(4)
- ------------------------  -----  ------------   -------   ---------------   ------------   ------------------
Lewis E. Christman,       1994     $ 63,794         -0-            -0-          20,409               -0-
  Jr....................
  President & CEO
  (April 1994 to
  Present)
George F. Staudter......  1994     $ 38,654         -0-             --              --          $ 20,000
  President and CEO,      1993       26,769         -0-             --         200,000                --
  December 1993 to April
  1994


Explanation of Columns:

(1) Salary: Total base salary paid during the year.

(2) Other Annual Compensation: All additional forms of cash and non-cash compensation. The value of all personal benefits and perquisites received by the Named Executives was less than the required reporting threshold.

(3) Securities Underlying Options: Number of shares of Common Stock underlying grants of options made during the year. Mr. Staudter's options expired upon his resignation in April 1994.

(4) All Other Compensation: All other compensation that does not fall under any of the aforementioned categories. Amounts shown for 1994 include $20,000 as severance payment to Mr. Staudter upon his resignation.

Option Grants And Exercises

     The following table sets forth information concerning individual grants of options to purchase the Company's Common Stock made to the named executives in 1994:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                               %                                             POTENTIAL REALIZABLE
                                             TOTAL                                             VALUE AT ASSUMED
                              NUMBER OF     OPTIONS                                       ANNUAL RATES OF STOCK PRICE
                              SECURITIES   GRANTED TO                                       APPRECIATION FOR OPTION
                              UNDERLYING   EMPLOYEES    EXERCISE   MARKET                       OPTION TERM(2)
                               OPTIONS     IN FISCAL     PRICE     PRICE    EXPIRATION   -----------------------------
            NAME              GRANTED(1)      YEAR       ($SH)     ($SH)       DATE       0%($)       5%($)    10%($)
- ----------------------------  ----------   ----------   --------   ------   ----------   -------     -------   -------
Lewis E. Christman, Jr......    20,409        11.4%       $.01      $.50      1/03/99    $10,000     $16,418   $26,264

- ---------------

(1) Options granted on January 3, 1994, all of which are exercisable on that date, pursuant to the Company's Non-Employee Director Plan. Options expire 5 years from the date of grant.
(2) The dollar amount under the columns assumes that the market price of the Common Stock from the date of the option grant appreciates at cumulative annual rates of 0%, 5% and 10%, respectively, over the option term of five years or ten years. The assumed rates of 5% and 10% were established by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation of the Common Stock.

Option Exercises And Year-End Option Value

     The following table sets forth information concerning the number of unexercised options to purchase the Company's common stock held by the named executives at fiscal year end.

                   AGGREGATED OPTION EXERCISES IN LAST FISCAL
                        YEAR, AND YEAR-END OPTION VALUE

                                                                            SECURITIES
                                                                            UNDERLYING         VALUE OF
                                                                             NUMBER OF       UNEXERCISED
                                                                            UNEXERCISED      IN-THE-MONEY
                                                    SHARES                  OPTIONS AT        OPTIONS AT
                                                   ACQUIRED                 YEAR-END(#)      YEAR-END($)
                                                  ON EXERCISE    VALUE     -------------   ----------------
                                                    IN 1994     REALIZED   EXERCISABLE/      EXERCISABLE/
                      NAME                            (#)        ($)(1)    UNEXERCISABLE   UNEXERCISABLE(1)
- ------------------------------------------------  -----------   --------   -------------   ----------------
Lewis E. Christman, Jr..........................     20,409     $ 10,000      --/--               0/0

- ---------------

(1) Market value of underlying securities at date of exercise ($.50 at April 1, 1994), minus the exercise price of $.01.

EMPLOYMENT AGREEMENTS

     In June 1994, the Company entered into an employment agreement with Lewis
E. Christman, Jr., providing for compensation of $90,000 per year, with bonuses to be awarded by the Board of Directors in its discretion. Additionally, the contract provides for the grant of an option to purchase 200,000 shares of the Company's Common Stock at an exercise price of $.40 per share. The issuance of such option requires approval by shareholders of the new Employee Incentive Stock Option Plan described in Item 2 herein, since the Company's current plan has insufficient remaining shares reserved to grant the 200,000 shares. The employment agreement provides for a term of two years.

     In June 1994, the Company entered into a consultant agreement with William
S. Smith, Jr., a Director of the Company, providing for a salary of $75,000 per year, a bi-annual allowance to purchase an automobile of $15,000, a grant for an option to purchase 100,000 shares of the Company's Common Stock at an exercise price of $.40 and certain other standard benefits.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

     The Securities and Exchange Commission requires a five-year comparison of stock price performance of the Company with both a broad equity market index and a published industry index or peer group. The Company's total return compared with the NASDAQ market index and the Media General Restaurant Index is shown on the following graph. The Media General Restaurant Index includes 129 publicly held restaurant companies.

     This graph assumes that $100 was invested on January 3, 1990 and all dividends were reinvested in the Company's Common Stock and the other indices.

                                   (Graph)

                                 Family Steak
      Measurement Period           House of      Industry
    (Fiscal Year Covered)        Florida, Inc.      Index        Broad Market
1989                                    100.00          100.00          100.00
1990                                     27.78           86.41           81.12
1991                                     33.33          110.69          104.14
1992                                     23.61          136.04          105.16
1993                                     22.22          148.65          126.14
1994                                     12.50          133.83          132.44

     The preceding sections entitled "Report of the Compensation Committee" and "Comparison of Five-Year Cumulative Total Return" shall not be deemed incorporated by reference as a result of any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or under the Securities Exchange Act of 1934, as amended (the Exchange Act"), except to the extent that the Company specifically incorporates these sections by reference, and shall not otherwise be deemed to be filed under the Securities Act or Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

     The Company leases executive office space from William Stanley Smith, Jr., a director of the Company, and Barbara C. Smith, his wife. Mr. and Mrs. Smith received $34,245 in rental payments from the Company during the fiscal year ended December 28, 1994.

     In 1994 the Company paid Joseph M. Glickstein, Jr., a director, a total of $26,312 to serve as special counsel to the Company to render legal services to the Company during fiscal year 1994.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Audit Committee has recommended to the Board of Directors that the accounting firm of Deloitte & Touche, LLP be engaged as independent auditor for the Company for 1995. That firm has served as the auditor for the Company since 1991. Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting of shareholders to respond to appropriate questions.

2. THE 1995 LONG TERM INCENTIVE PLAN

     The Board of Directors believes that the continued success of the Company depends on its ability to attract, retain and motivate key employees. The Company's existing Employee Incentive Stock Option Plan terminates November 30, 1995. Accordingly, the Executive Compensation Committee of the Board of Directors and the full Board of Directors have reviewed the Company's long-term compensation program for key employees and recommends that the shareholders approve the 1995 Long Term Incentive Plan (the "Plan").

     THE APPROVAL OF THE COMPANY'S SHAREHOLDERS IS REQUIRED FOR ADOPTION OF THE PLAN.

     The Plan provides for grants of qualified incentive stock options to purchase Common Stock of the Company, non-qualified stock options to purchase Common Stock of the Company and restricted Common Stock to employees of the Company and/or its subsidiaries. The adoption of the Plan contemplates the continuation of any existing incentive compensation plan(s) of the Company and in no way limits or is limited by the operation, administration or amendment of such plan(s). The market value of the Common Stock as of April 25, 1995 was $.75 per share.

     The Plan will be administered by the Committee. Subject to the terms of the Plan and the approval of the Board of Directors, awards under the Plan shall be made to such recipients and upon such terms as the Committee shall determine in its discretion from time to time. The Company presently has approximately 1400 employees eligible to participate under the Plan.

     Each option granted under the Plan requires an individual stock option agreement (a "Stock Option Agreement") executed by the Company and each participant. A Stock Option Agreement shall contain provisions including: (a) the number of shares a participant may acquire according to the option granted and the exercise price per share; (b) any conditions affecting the exercise of the option granted; (c) the procedure for exercising the option granted; (d) a clear designation of whether the exercise of the option granted is subject to vesting; (e) representations and warranties by the participant regarding acquisition of the shares for investment purposes; and (f) such provisions as the Committee, upon advice of counsel to the Company, deems necessary or appropriate to comply with the requirements of applicable laws. Any discrepancies or inconsistencies between the terms of the Plan and any term or provision contained in a Stock Option Agreement will be interpreted by the Committee.

     An option may be exercised in whole or in part after completion of such periods of service or achievement of such conditions as are prescribed by the Committee when granting the option. If no period is specified, then the option shall become fully exercisable with respect to twenty-five percent (25%) of the shares subject to the option on each of the first four annual anniversaries of the date of grant of the option. An option may also become exercisable upon the occurrence of a change in control of the Company. No option may be exercised after ten years from the date of grant or such shorter period as specified by the Committee at the time of grant. To exercise an option, the participant must submit a written notice of exercise to the Company (a) specifying the number of shares to be purchased, (b) indicating the method of payment of the exercise price or including a check payable to the Company for the full exercise price,
(c) including a tax election with respect to withholding taxes, if applicable, and (d) containing such further provisions consistent with the provisions of the Plan as prescribed from time to time by the Company. If a change in control of the Company occurs, the option shall be exercisable immediately upon the date of such change in control.

     After a participant ceases being an employee of the Company for any reason, other than death, disability or retirement (for the purposes of this section, a "Termination"), the unexercisable portion of an option shall immediately terminate and the unexercised portion of any outstanding options held by the participant shall terminate after three months have elapsed from the date of Termination. Upon the Termination of a participant's employment by reason of death, retirement or disability, any outstanding options may be exercised by the participant or the participant's legal representative within twelve months of such Termination. However, in the event of a Termination by reason of death, disability or retirement, the Committee may extend the exercise period of an option up to sixty months from the date of such Termination, provided that the term of the option shall not exceed ten years from the date of grant.

     A participant may designate, by written notice to the Company, one or more persons who shall acquire the right to exercise the option upon the participant's death.

     In addition to options, a participant may receive shares of restricted Common Stock under a restricted stock agreement (a "Restricted Stock Agreement"). A Restricted Stock Agreement shall specify the number of shares granted and the conditions and terms of the grant. The shares received are restricted and may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated. These restrictions shall remain in place until (a) the completion of such periods of service or achievement of such conditions established in the applicable Restricted Stock Agreement between the Company and the participant, (b) death, disability or retirement of the participant or (c) a change in the control of the Company. If the participant ceases to serve as an employee of the Company for reasons other than death, disability or retirement prior to the lapsing of the restrictions, the shares of restricted stock granted to the participant shall be forfeited to the Company.

     In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, rights offer, liquidation, dissolution, merger, consolidation, spin-off or sale of assets, or any other change in or affecting the corporate structure or capitalization of the Company, the Board may alter the Plan according to its discretion. The Board may also terminate or amend the Plan as it deems appropriate without shareholder approval, unless such approval is required by law. Such amendments may not (a) increase the total number of shares which may be issued under the Plan, (b) materially modify the eligibility requirements for participants, (c) materially increase the benefits to participants under the Plan or (d) cause the Plan to no longer comply with Rule 16b-3 of the Securities Exchange Act of 1934 or any other regulatory requirements. No rights or obligations under any outstanding grants may be altered or impaired without the participant's consent.

     Participants shall have no rights as shareholders unless certificates for shares of Common Stock are issued to them. The Company may deduct from any distribution of Common Stock to any participant an amount equal to the federal, state and local income taxes and other amounts required by law. No grant shall be transferable except by will, the laws of descent and distribution or a qualified domestic relations order.

     The aggregate number of shares of Common Stock, including shares reserved for issuance pursuant to the exercise of options, which may be granted or issued under the terms of the Plan, may not exceed 1,000,000 shares. Whenever any outstanding grant or portion thereof expires, is canceled or forfeited or is otherwise terminated for any reason without having been exercised, the Common Stock allocable to such grant may again be the subject of further grants.

     Upon approval of the Plan by shareholders of the Company, the following persons are to receive options to purchase Common Stock in the following amounts:

                                     RECIPIENT                              SHARES
          ----------------------------------------------------------------  -------
          Lewis E. Christman, Jr..........................................  200,000
          Eddie L. Ervin, Jr..............................................  100,000
          William Stanley Smith, Jr.......................................  100,000
          Robert L. Scott.................................................  100,000
          Edward B. Alexander.............................................   50,000
          Robert J. Martin................................................   50,000

                  TAX ASPECTS UNDER THE INTERNAL REVENUE CODE

     The following is a summary of the principal Federal income tax consequences of grants of stock options and restricted common stock under the Plan. It does not comprehensively describe all Federal consequences under the Plan, nor does it describe state or local tax consequences.

     Non-Qualified Options. Certain options offered under the plan are non-qualified options ("Non-Qualified Options") under Internal Revenue Code of 1986, as amended (the "Code"). With respect to Non-Qualified Options under the Plan, no income is realized by the optionee at the time the option is granted so long as the option at the date of grant does not have a readily ascertainable fair market value. Upon exercise of an option, ordinary income is generally realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount. Upon disposition of stock acquired through the exercise of options, appreciation or depreciation after the date of exercise is generally treated as either short-term or long-term capital gain or loss depending on how long the shares have been held. Special rules will apply where all or a portion of the exercise price of the Non-Qualified Option is paid by tendering shares of Common Stock.

     Qualified Incentive Stock Options. Certain options offered under the Plan are qualified incentive stock options ("Incentive Stock Options") as defined by
Section 422 of the Code. With respect to Incentive Stock Options under the Plan, no income is realized by the optionee at the time the option is granted or exercised. The optionee has a taxable event only at the later sale or distribution of the option stock, using the original option price as the basis to determine gain. If the optionee does not dispose of the option stock within two years from the date the option was granted and holds the stock at least one year from the date the stock was transferred to the optionee, any gain that results from its sale will be taxed as capital gain. If, however, the optionee fails to meet such holding periods, the optionee will recognize as income at the time of the disqualifying transfer the bargain purchase element of the option. Upon such income recognition, the Company may deduct the amount recognized as a compensation expense.

     Restricted Common Stock. A recipient of restricted Common Stock generally will be subject to tax at ordinary income rates on the fair market value of the Common Stock at the time that the Common Stock is freely transferable and is no longer subject to forfeiture, less any amount paid for such Common Stock. The Company generally will receive a tax deduction equal to the amount includable as ordinary income to the recipient. If restricted Common Stock is received in connection with another award under the Plan, the income and the deduction, if any, associated with such award may be deferred in accordance with the rules described above for restricted Common Stock.

     Dividends. Dividends, if any, paid on restricted Common Stock, to the extent includable in a participant's income under the Plan, will be taxed at ordinary income rates. The Company will be entitled to a deduction for dividends paid on restricted Common Stock to the extent that an election under Section 83(b) of the Code has not been filed. The Company's debt agreements prohibit the payment of dividends and the Company does not contemplate the payment of dividends at any time in the foreseeable future.

     Payments in Respect of a Change of Control. The Plan provides for acceleration of payment or exercisability of awards and related shares in the event of a change of control of the Company. Such acceleration of awards may cause the consideration involved to be treated in whole or in part as "parachute payments" under the Code. Acceleration of benefits under other Company benefits plans and other contracts with employees in the event of a change of control may be aggregated with benefits accelerated under the Plan for "parachute payment" purposes. Any such "parachute payments" may be non-deductible to the Company in whole or in part under Section 2806 of the Code, and the recipient may be subject to a 20% excise tax on all or part of such payments under Section 4999 of the Code (in addition to other taxes ordinarily payable).

     Limitations on the Company's Deduction. Pursuant to Section 162(m) of the Code, the Company's deduction of Common Stock awards other than options under the Plan may be limited to the extent that a "covered employee" (as defined in Section 162(m) of the Code) receives compensation in excess of $1,000,000 in such taxable year of the Company (other than performance-based compensation and other exceptions under Section 162(m) of the Code).

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS
RESOLUTION.

3. OTHER MATTERS

     The Board of Directors is not aware of any other matters to come before the meeting. If any other business should come before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment.

SHAREHOLDER PROPOSALS

     Proposals of shareholders to be presented at the 1995 Annual Meeting of Shareholders must be received at the Company's executive offices by November 15, 1995, to be considered for inclusion in the Company's proxy materials relating to that meeting.

                            SOLICITATION OF PROXIES.

     This proxy is solicited by the Board of Directors of the Company. The cost of soliciting proxies will be borne by the Company. Following the original mailing of the proxy solicitation material, regular employees of the Company may solicit proxies by mail, telephone or telegraph. The Company may request brokerage houses and other nominees or fiduciaries to forward copies of its proxy material and Annual Report to beneficial owners of stock held in their names, and the Company may reimburse them for reasonable out-of-pocket expenses incurred with respect to such action.

                                          By Order of the Board of Directors

                                          /s/ Lewis E. Christman, Jr.
                                          ---------------------------
                                          Lewis E. Christman, Jr.
                                          President and CEO

Date: May 1, 1995

                                                                      APPENDIX A

                      FAMILY STEAK HOUSES OF FLORIDA, INC.
                            LONG TERM INCENTIVE PLAN



                                  I.  GENERAL


         1.1     PURPOSE OF THE PLAN

         The purpose of the Long-Term Incentive Plan (the "Plan") of Family Steak Houses of Florida, Inc. (the "Company") is to provide an incentive, in the form of a proprietary shareholder interest in the Company, to employees of the Company and/or its subsidiaries, to increase their interest in the Company's welfare, and to assist the Company and its subsidiaries in attracting and retaining employees.

         1.2     ADMINISTRATION OF THE PLAN

         The Plan shall be administered by the Compensation Committee or its successor (the "Committee") of the Board of Directors of the Company (the "Board") which shall consist solely of two or more directors meeting the definition of disinterested person under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         The Committee shall have full and final authority in its discretion, subject to the provisions of the Plan: (a) to determine individuals to whom and the time or times at which options or restricted stock shall be granted and exercised and the number of shares and exercise price, if any, of the common stock, $.01 par value, of the Company ("Common Stock"), covered by each option or grant of restricted stock; (b) to determine the terms of the option or restricted stock agreements, which need not be identical, including, without limitation, terms covering vesting, exercise dates, if any, and exercise prices, if any; (c) to decide all questions of fact arising in the application of the Plan; and (d) to administer and interpret the Plan in all respects. All determinations made by the Committee shall be final and conclusive.

         The Committee shall meet once each fiscal year, and at such additional times as it may determine or as is requested by the chief executive officer of the Company, to designate the eligible employees, if any, to be granted awards under the Plan and the type and amount of such awards and the time when awards will be granted. No such designation by the Committee shall be effective as a grant of an award under the Plan until approved by the Board; provided, however, that the Board may empower the Committee to grant such awards without approval by the Board. All awards granted under the Plan shall be on the terms and subject to the conditions hereinafter provided.

         1.3     ELIGIBLE PARTICIPANTS

         Employees of the Company and the Company's subsidiaries shall be eligible to participate in the Plan (any employee receiving an award under this Plan hereinafter referred to as a "Participant"). The terms "subsidiary" or "subsidiaries" shall mean any corporation now existing or hereafter organized or acquired (other than the Company) in an unbroken chain of corporations beginning with the Company, if, at the time of option grant, each of the corporations (including the Company) other than the last corporation in the unbroken chain owns stock possessing 80% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         1.4     GRANTS UNDER THE PLAN

         Grants under the Plan may be in the form of incentive stock options (as described in Article II) ("Incentive Stock Options"), executive stock options (as described in Section III) ("Executive Stock Options") and/or restricted stock (as described in Section IV) ("Restricted Stock"), or any combination thereof.

         1.5     OTHER COMPENSATION PROGRAMS

         The adoption of the Plan contemplates the continuation of any existing incentive compensation plan(s) of the Company and in no way limits or is limited by the operation, administration or amendment of any such plan(s). The existence and terms of the Plan shall not limit the authority of the Board in compensating employees of the Company in such other forms and amounts as it may determine from time to time.

         1.6     LIMITATIONS ON GRANTS

         The aggregate number of shares of Common Stock, including shares reserved for issuance pursuant to the exercise of options, which may be granted or issued under the terms of the Plan, may not exceed 1,000,000 shares, and such shares hereby are reserved for such purpose. Whenever any outstanding grant or portion thereof expires, is canceled or forfeited or is otherwise terminated for any reason without having been exercised or vested or without payment having been made in respect of the entire grant, the Common Stock allocable to the expired, forfeited, canceled or otherwise terminated portion of the grant may again be the subject of further grants hereunder.

         Notwithstanding the foregoing, the number of shares of Common Stock available for grants at any time under the Plan shall be reduced to such lesser amount as may be required pursuant to the methods of calculation necessary so that the exemptions provided pursuant to Rule 16b-3 under the Exchange Act will continue to be available for transactions involving all current and future grants. In addition, during the period that any grants remain outstanding under the Plan, the Committee may make good faith adjustments with respect to the number of shares of Common Stock attributable to such grants for purposes of calculating the maximum number of shares of Common Stock available for the granting of future grants under the Plan, provided that following such adjustments the exemptions provided pursuant to Rule 16b-3 under the Exchange Act will continue to be available for transactions involving all current and future grants.

         1.7     DEFINITIONS

         The following definitions shall apply to the Plan:

         (a) "Disability" shall have the meaning provided in the Company's applicable disability plan or, in the absence of such a definition, when a Participant becomes totally disabled (as determined by a physician mutually acceptable to the Participant and the Company) before attaining his or her 65th birthday and if such total disability continues for more than three months. Disability does not include any condition which is intentionally self-inflicted or caused by illegal acts of the Participant.

         (b) "Fair Market Value" means the closing bid price of the shares of Common Stock on such date on the principal national securities exchange or automated quotation system of a registered securities association on which such shares of Common Stock are listed or admitted to trading. If the shares of Common Stock on such date are not listed or admitted to trading, the Fair Market Value shall be the value established by the Board in good faith on such basis as it deems reasonable and appropriate and in the case of an Incentive Stock Option, in accordance with Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         (c) "Retirement" shall have the meaning provided in the Company's applicable retirement plan or, in the absence of such a definition, the first day of the month following the month in which the Participant attains his or her 65th birthday.

         (d) "Termination" shall mean, unless otherwise limited herein, when a Participant ceases being an employee of the Company or any subsidiary for any reason, including, without limitation, Retirement, discharge, layoff or any other voluntary or involuntary termination of a Participant's employment. Transfer of employment within the Company or among the Company and any subsidiaries shall not be deemed a Termination.


                          II. INCENTIVE STOCK OPTIONS

         2.1     TERMS AND CONDITIONS

         Subject to the following provisions of this Article II, all Incentive Stock Options shall be in such form and upon such terms and conditions as the Committee, in its discretion, may from time to time determine.

         2.2     QUALIFIED STOCK OPTIONS

         Incentive Stock Options shall, at the time of grant, be in such form and upon such terms and conditions as may be required in order that such options will constitute incentive stock options within the meaning of Section 422 of the Code. To the extent that the Fair Market Value of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (pursuant to the Plan and all other plans of the Company) exceeds $100,000, such options shall be treated as Executive Stock Options.

         2.3     OPTION PRICE

         The option price per share shall be at least one hundred percent (100%) of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted.

         2.4     TERM OF OPTION

         Any Incentive Stock Option granted under the Plan may be exercised no later than ten (10) years from the date of grant or such shorter period of time as designated by the Committee at the time of grant. Subject to Sections 2.7,
2.8 and 5.13 hereof and the stock option agreement governing the grant of the Incentive Stock Options under the Plan, which may contemplate vesting of exercise rights, options may be exercised in whole or in one or more parts throughout such term. All rights to exercise an Incentive Stock Option shall expire at the end of the designated term.

         2.5     PAYMENT

         Payment for shares for which an option is exercised shall be made in full to the Corporation in such manner and at such time or times as shall be provided by the Committee at the time of grant in either (i) cash or its equivalent or (ii) by tendering shares of previously acquired Common Stock having a Fair Market Value equal to the exercise price or (iii) by a combination of (i) and (ii). The proceeds from such payment shall be added to the general funds of the Corporation and shall be used for general corporate purposes.

         2.6     EXERCISE OF OPTION

         Subject to Section 5.13, Incentive Stock Options shall be exercisable in whole or in part after completion of such periods of service as the Committee shall specify when granting the options; provided, however, that in the absence of any Committee specification to the contrary, and subject to Sections 2.7 and 2.8, twenty-five percent (25%) of the shares subject to the Incentive Stock Option shall have been earned and the Incentive Stock Option shall become exercisable with respect to such shares on each of the first four annual anniversaries of the date of grant of the Incentive Stock Option. In no event, however, and notwithstanding Sections 2.7 and 2.8, shall an Incentive Stock Option be exercised after the expiration of ten (10) years from the date of grant.

         2.7  TERMINATION OF EMPLOYMENT

         A Participant's Incentive Stock Options shall expire three months after the Termination of the Participant's employment for any reason other than death, Disability or Retirement and shall be limited to the shares of Common Stock which could have been purchased by the Participant at the date of termination of employment.

         2.8 TERMINATION OF EMPLOYMENT BY REASON OF DEATH, DISABILITY OR RETIREMENT

         Upon the Termination of a Participant's employment by reason of death, Disability or Retirement, Incentive Stock Options held at the termination date by such Participant shall be exercisable, irrespective of whether the options were fully exercisable in accordance with Section 2.6 on that date. The Participant's Incentive Stock Options shall expire unless exercised within one year from the date of such Termination.

         In the case of Termination of a Participant's employment by reason of early retirement within the meaning of the Company's applicable retirement plan, Incentive Stock Options which may be exercised shall be limited to the shares which could have been purchased by the Participant at the date of such early retirement, except that the Committee, in its discretion, may waive the vesting requirements of Section 2.6. The Participant's Incentive Stock Options shall expire unless exercised within one year from the date of such Termination.

         The Committee may, at any time on or before the termination of the exercise period of the Participant's Incentive Stock Options, extend the exercise period if the Participant's employment is terminated for a reason specified in Section 2.8. If so extended, the term of the exercise period shall expire on the date specified by the Committee, which date shall be no later than the date which is sixty (60) months following the date of the Participant's Termination of employment. If such extension could adversely affect the Participant's federal income tax treatment of the Incentive Stock Option at the time of extension or exercise, the extension shall only be made with the consent of the Participant. In no event may the term of an Incentive Stock Option, including extensions, exceed the term set forth in Section 2.4.

         2.9     SPECIAL RULE FOR 10 PERCENT SHAREHOLDERS

         If, at the time an Incentive Stock Option is granted, a Participant owns Common Stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, then the terms of the Incentive Stock Option shall specify that the option price shall at the time of grant be at least one hundred-ten percent (110%) of the Fair Market Value of the stock subject to the option and such option shall not be exercisable after the expiration of five (5) years from the date such option is granted.

         2.10    NOTICE OF EXERCISE

         When exercisable pursuant to the terms of the governing incentive stock option agreement, Incentive Stock Options granted under the Plan shall be exercised by the Participant (or by other authorized persons in accordance with Section 5.9) as to all or part of the shares subject to the option by delivering written notice of exercise to the Company at its principal business office or such other office as the Company may from time to time direct, (a) specifying the number of shares to be purchased, (b) indicating the method of payment of the exercise price or including a check payable to the Company in an amount equal to the full exercise price of the number of shares being purchased, and (c) containing such further provisions consistent with the provisions of the Plan, as the Company may from time to time prescribe.

         2.11    NOTICE OF DISPOSITION

         If a Participant makes a disposition, within the meaning of Section 424(c) of the Code and the regulations promulgated thereunder, of a share or shares of Common Stock issued to such Participant pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such share or shares to the Participant pursuant to such exercise, the Participant shall, within ten (10) days of such disposition, notify the Company thereof in writing at the Company's principal executive office.


                          III. EXECUTIVE STOCK OPTIONS

         3.1     TYPES OF OPTIONS

         Options granted under the Plan shall, at the time of grant, provide that they will not be treated as an incentive stock option within the meaning of Section 422 of the Code.

         3.2     TERMS AND CONDITIONS OF OPTIONS

         Subject to the following provisions, all Executive Stock Options granted under the Plan shall be in such form and upon such terms and conditions as the Committee, in its discretion, may from time to time determine, provided such terms and conditions are clearly designated at the time of grant.

         3.3     EXERCISE PRICE

         The exercise price per share shall be as determined by the Committee on the date such Executive Stock Option is granted.

         3.4     TERM OF OPTIONS

         Any Executive Stock Option granted under the Plan may be exercised no later than ten (10) years from the date of grant or such shorter period of time as designated by the Committee at the time of grant. Subject to Sections 3.7,
3.8 and 5.13 hereof and the stock option agreement governing the grant of the Executive Stock Options under the Plan, which may contemplate vesting of exercise rights, options may be exercised in whole or in one or more parts throughout such term. All rights to exercise an Executive Stock Option shall expire at the end of the designated term.

         3.5     PAYMENT

         Payment for shares for which an option is exercised shall be made in full to the Corporation in such manner and at such time or times as shall be provided by the Committee at the time of grant in either (i) cash or its equivalent or (ii) by tendering shares of previously acquired Common Stock having a Fair Market Value equal to the exercise price or (iii) by a combination of (i) and (ii). The proceeds from such payment shall be added to the general funds of the Corporation and shall be used for general corporate purposes.

         3.6     EXERCISE OF OPTIONS

         Subject to Section 5.13, Executive Stock Options shall be exercisable in whole or in part after completion of such periods of service or achievement of such conditions as the Committee shall specify when granting the options; provided however, that in the absence of a Committee specification to the contrary and subject to Sections 3.7 and 3.8, twenty-five percent (25%) of the shares subject to the Executive Stock Option shall have been earned and the Executive Stock Option shall become exercisable with respect to such shares on each of the first four annual anniversaries of the date of grant of the Executive Stock Option. In no event, however, and notwithstanding Sections 3.7 and 3.8, shall an Executive Stock Option be exercised after the expiration of ten (10) years from the date of grant.

         3.7     TERMINATION OF EMPLOYMENT

         A Participant's Executive Stock Options shall expire three months after the Termination of the Participant's employment for any reason other than death, Disability or Retirement and shall be limited to the shares of Common Stock which could have been purchased by the Participant at the date of Termination of employment.

         3.8 TERMINATION OF EMPLOYMENT BY REASON OF DEATH, DISABILITY OR RETIREMENT

         Upon the Termination of a Participant's employment by reason of death, Disability or Retirement, Executive Stock Options held at the termination date by such Participant shall be exercisable, irrespective of whether the options were fully exercisable in accordance with Section

3.6 on that date. The Participant's Executive Stock Options shall expire unless exercised within one year from the date of such Termination.

         In the case of Termination of a Participant's employment by reason of early retirement within the meaning of the Company's applicable retirement plan, Executive Stock Options which may be exercised shall be limited to the shares which could have been purchased by the Participant at the date of such early retirement, except that the Committee, in its discretion, may waive the vesting requirements of Section 3.6. The Participant's Executive Stock Options shall expire unless exercised within one year from the date of such Termination.

         The Committee may, at any time on or before the termination of the exercise period of the Participant's Executive Stock Options, extend the exercise period if the Participant's employment is terminated for a reason specified in this Section 3.8. If so extended, the term of the exercise period shall expire on the date specified by the Committee, which date shall be no later than the date which is sixty (60) months following the date of the Participant's Termination of employment. If such extension could adversely affect the Participant's federal income tax treatment of the Executive Stock Option at the time of extension or exercise, the extension shall only be made with the consent of the Participant. In no event may the term of an Executive Stock Option, including extensions, exceed the term set forth in Section 3.4.

         3.9     NOTICE OF EXERCISE

         When exercisable pursuant to the terms of the governing stock option agreement, Executive Stock Options granted under the Plan shall be exercised by the Participant (or by other authorized persons in accordance with Section 5.9) as to all or part of the shares subject to the option by delivering written notice of exercise to the Company at its principal business office or such other office as the Company may from time to time direct, (a) specifying the number of shares to be purchased, (b) indicating the method of payment of the exercise price or including a check payable to the Company in an amount equal to the full exercise price of the number of shares being purchased, (c) including a Tax Election, if applicable, in accordance with Section 5.8, and
(d) containing such further provisions consistent with the provisions of the Plan, as the Company may from time to time prescribe.

         3.10    LIMITATION OF EXERCISE PERIODS

         The Committee may limit the time periods within which a Executive Stock Option may be exercised if a limitation on exercise is deemed necessary in order to effect compliance with applicable law.

                              IV. RESTRICTED STOCK

         4.1     TERMS AND CONDITIONS OF AWARDS

         The Committee may grant shares of stock subject to the restrictions described in Section 4.2 under a restricted stock agreement, without payment by the Participant for such Restricted Stock. Such agreement shall specify the number of shares granted and the conditions and terms of the grant. Restricted Stock, with restrictions noted on the face of the certificates, shall be issued in the name of the Participant granted the Restricted Stock and deposited with a trust administered by the Committee (and subject to the claims of the Company's creditors) during the restriction period.

         4.2     RESTRICTIONS

         Until the restrictions have lapsed in accordance with Section 4.3, the shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated. The Committee may impose such other restrictions on any shares of restricted stock as required by law including, without limitation, restrictions under applicable federal or state securities laws, and may place legends on the certificates representing such Restricted Stock to provide appropriate notice of such restrictions.

         4.3     PERIOD OF RESTRICTION

         Subject to Section 5.13, the restrictions set forth in Section 4.2 shall lapse and such shares shall be freely transferable upon completion of such periods of service or achievement of such conditions (the "Management Objectives") as the Committee shall specify in an individual Restricted Stock Agreement between the Company and the Participant when granting the shares of Restricted Stock.

         4.4     TERMINATION OF EMPLOYMENT

         If a Participant's employment is terminated prior to the lapsing of the restrictions in accordance with Section 4.3 as a result of death, Retirement or Disability, restrictions on the shares of Restricted Stock granted to the Participant shall immediately lapse on the date of such death, Disability or Retirement. If any Participant's employment is terminated prior to the lapsing of restrictions in accordance with Section 4.3 for any reason other than death, Disability or Retirement, the shares of Restricted Stock granted to such Participant shall be forfeited and shall revert to the Company.

         4.5     RIGHTS AS SHAREHOLDER

         Prior to the lapsing of restrictions in accordance with Section 4.3, Participants holding shares of Restricted Stock shall have all rights as a shareholder including dividend rights and voting rights and shall have the right to receive the dividends paid on the Common Stock at the same time and in the same amount as other shareholders of the Company; provided, however, that any dividends payable on Restricted Stock subject to Management Objectives other than length of service shall be accumulated and become payable when the Restricted Stock on which such dividends were paid shall be deemed to have been earned in accordance with
Section 4.3. If the Committee determines that the Management Objectives other than length of service have not been achieved in accordance with Section 4.3, dividends on any such unearned Restricted Stock shall revert to the Company.
If any dividend or distribution with respect to Restricted Stock is paid in shares of Common Stock, such shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.


                             V.  GENERAL PROVISIONS

         5.1     GENERAL RESTRICTIONS

         Each grant under the Plan shall be subject to the requirement that if the Committee shall determine, at any time, that (a) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, (b) the consent or approval of any government regulatory body, or (c) an agreement by the Participant with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting or the issuance or purchase of shares of Common Stock thereunder, such grant may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

         5.2     ADJUSTMENTS FOR CERTAIN CORPORATE EVENTS

         In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, rights offer, liquidation, dissolution, merger, consolidation, spin-off or sale of assets, or any other change in or affecting the corporate structure or capitalization of the Company, the Board shall make such adjustments as the Committee may recommend, and as the Board in its discretion may deem appropriate, in the number and kind of shares authorized by the Plan, in the number, exercise price or kind of shares covered by the grants and in any outstanding grants under the Plan in order to prevent substantial dilution or enlargement thereof.

         5.3     AMENDMENTS

         The Board may discontinue the Plan at any time and may amend it from time to time, but no amendment, without approval by shareholders, may (a) increase the total number of shares which may be issued under the Plan, except as provided in Section 5.2 hereof, (b) materially modify the eligibility requirements for Participants, (c) materially increase the benefits accruing to Participants, or (d) cause the Plan to no longer comply with Rule 16b-3 of the Exchange Act or any other federal or state statutory or regulatory requirements.

         5.4     GRANTS EVIDENCED BY AGREEMENTS

         Each grant under the Plan shall be evidenced by an individual Incentive Stock Option agreement, Executive Stock Option Agreement or Restricted Stock Agreement, as applicable, which shall be executed by the Company and each Participant. The agreement shall contain such terms and provisions, not inconsistent with the terms of the Plan, as shall be determined by the Committee, including, as applicable: (a) the number of shares a Participant may acquire pursuant to the option granted and the exercise price per share or the number of shares of Restricted Stock granted, as applicable;
(b) any conditions affecting the exercise of the option; (d) the procedure for exercising the option granted; (d) a clear designation of whether the exercise of the option granted thereby is subject to vesting; (e) a clear designation of the period of restriction and conditions for vesting of Restricted Stock; (f) representations and warranties of Participant regarding the acquisition of shares for investment purposes; and (g) such provisions as the Committee, upon advice of counsel to the Company, shall deem necessary or appropriate to comply with the requirements of applicable laws. In the event there shall be any discrepancy or inconsistency between the terms of the Plan and any term or provision contained in such an agreement, the terms of the Plan, as interpreted by the Committee, shall govern.

         5.5     MODIFICATION, SUBSTITUTION OR CANCELLATION OF GRANTS

         Subject to the terms of the Plan, the Committee may modify outstanding grants under the Plan or accept the surrender of outstanding grants and make new grants in substitution for them. Notwithstanding the foregoing, no modification of any grant shall adversely alter or impair any rights or obligations of the Participant without the Participant's consent.

         5.6     SHARES SUBJECT TO THE PLAN

         Shares distributed pursuant to the Plan shall be made available from authorized but unissued shares or from shares purchased or otherwise acquired, in open market, in private transactions or otherwise, by the Company for use in the Plan, as shall be determined from time to time by the Committee.

         5.7     RIGHTS OF A SHAREHOLDER

         Participants under the Plan, unless otherwise provided by the Plan, shall have no rights as shareholders by reason thereof unless and until certificates for shares of Common Stock are issued to them.

         5.8     WITHHOLDING

         The Company shall have the right to deduct from any distribution of Common Stock to any Participant an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to any grant under the Plan. If a Participant is to experience a taxable event in connection with the receipt of cash or shares of Common Stock pursuant to an option exercise (a "Taxable Event"), the Participant shall pay the Withholding Taxes to the Company prior to the issuance of such shares of Common Stock. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Participant may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the shares of Common Stock then issuable to the Participant having an aggregate Fair Market Value on the day immediately preceding the date of such issuance equal to the Withholding Taxes, provided that in respect of a Participant who may be subject to liability under Section 16(b) of the Exchange Act either: (i) in the case of a Taxable Event involving a stock option or the grant of restricted stock, (A) the Tax Election is made at least six (6) months prior to the date of the Taxable Event and (B) the Tax Election is irrevocable with respect to all Taxable Events of a similar nature occurring prior to the expiration of six (6) months following a revocation of the Tax Election; (ii) in the case of the exercise of an option (A) the Participant makes the Tax Election at least six
(6) months after the date the option was granted, (B) the option is exercised during the ten (10) day period beginning on the third business day and ending on the twelfth business day following the release for publication of the Company's quarterly or annual statement of sales and earnings (the "Window Period") and (C) the Tax Election is made during the Window Period in which the option is exercised or prior to such Window Period and subsequent to the immediately preceding Window Period; or (iii) in the case of a Taxable Event relating to the payment of an award, (A) the Participant makes the Tax Election at least six (6) months after the date of grant and (B) the Tax Election is made (1) in the case of a Taxable Event occurring within a Window Period, during the Window Period in which the Taxable Event occurs or (2) in the case of a Taxable Event not occurring within a Window Period, during the Window Period immediately preceding the Taxable Event. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, (i) modify the provisions of this Section 5.8 as may be necessary to ensure that the Tax Elections will be exempt transactions under Section 16(b) of the Exchange Act, and (ii) permit Tax Elections to be made at such other times and subject to such other conditions as the Committee determines will constitute exempt transactions under Section 16(b) of the Exchange Act.

         5.9     NONASSIGNABILITY

         Except as expressly provided in the Plan, no grant shall be transferable except by will, the laws of descent and distribution or a qualified domestic relations order ("QDRO") as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. During the lifetime of the Participant, except as expressly provided in the Plan, grants under the Plan shall be exercisable only by such Participant, by the guardian or legal representative of such Participant or pursuant to a QDRO.

         5.10    NONUNIFORM DETERMINATIONS

         Determinations by the Committee under the Plan (including, without limitation, determinations of the persons to receive grants, the form, amount and timing of such grants, and the terms and provisions of such grants and the agreements evidencing the same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, grants under the Plan, whether or not such persons are similarly situated.

         5.11    NO GUARANTEE OF EMPLOYMENT

         Neither grants under the Plan nor any action taken pursuant to the Plan shall not constitute or be evidence of any agreement or understanding, express or implied, that the Company shall retain the Participant for any period of time or at any particular rate of compensation.

         5.12    EFFECTIVE DATE; DURATION

         The Plan shall become effective as of December 1, 1994, subject to approval by shareholders. No grant may be given under the Plan after December 1, 1999, but grants theretofore granted may extend beyond such date.

         5.13    CHANGE IN CONTROL

         Notwithstanding anything herein to the contrary, if a Change in Control of the Company occurs, then all Incentive Stock Options and Executive Stock Options shall become fully exercisable and all restrictions on grants of Restricted Stock shall lapse as of the date such Change in Control occurred. For the purposes of the Plan, a Change in Control of the Company shall be deemed to have occurred upon the earliest of the following events:

                 (a) when the Company acquires actual knowledge that any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than any person who was the beneficial owner of 25% or more of the Common Stock as of the effective date of the Plan, becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then-outstanding securities;

                 (b) upon the first purchase of Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company);

                 (c) upon the approval by the Company's shareholders of (i) a merger or consolidation of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving corporation and which does not result in any capital reorganization or reclassification or other change in the Company's then-outstanding shares of Common Stock), (ii) a sale or disposition of all or substantially all of the Company's assets or (iii) a plan of liquidation or dissolution of the Company; or

                 (d) if the Board or any designated committee determines in its sole discretion that any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a person who exercised a controlling influence as of the effective date of the Plan, directly or indirectly exercises a controlling influence over the management or policies of the Company.

         5.14 GOVERNING LAW. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Florida.

                                                                      APPENDIX B

                     FAMILY STEAK HOUSES OF FLORIDA, INC.
             2113 Florida Boulevard, Neptune Beach, Florida 32266
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Lewis E. Christman, Jr. and Edward B. Alexander (the "Proxy Agents"), and each of them individually, the attorneys, agents, and proxies of the undersigned with full power of substitution, to vote all of the shares of stock of Family Steak Houses of Florida, Inc. (the "Company"), owned by the undersigned on May 1, 1995, at the 1995 Annual Meeting of Shareholders of the Company, to be held at 10:00 a.m. on June 16, 1995 and any adjournment thereof, with all powers that the undersigned would possess if personally present, pursuant to the following directions:

               (Continued and to be signed on the reverse side)




                           - FOLD AND DETACH HERE -

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED.
IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


    1.  ELECTION OF DIRECTORS                       Lewis E. Christman, Jr., Joseph M. Glickstein, Jr., Richard M. Gray,
FOR all nominees            WITHHOLD                Robert J. Martin and William Stanley Smith, Jr.
listed (except as           AUTHORITY
  marked to the          to vote for all            (To withhold authority to vote for any individual nominee, strike out that
contrary at right)   nominees listed at right       nominee's name.)


     /  /                     /  /

2.  1995 LONG TERM INCENTIVE PLAN                         3.  OTHER MATTERS
FOR the adoption of the 1995 Long Term                    FOR Proxy Agents to vote in their discretion as to such other matters as
Incentive Plan.                                           may properly come before the meeting.
WITHHOLD AUTHORITY to vote for the 1995                   WITHHOLD AUTHORITY to proxy holders to vote in their discretion as to
Long Term Incentive Plan.                                 such other matters as may properly come before the meeting.

   FOR          WITHHELD                                    FOR         WITHHELD            The undersigned hereby revokes any proxy
                                                                                            heretofore given with respect to said
     /  /                     /  /                         /  /          /  /               stock and acknowledges receipt of the
                                                                                            Notice of Annual Meeting and Proxy
                                                                                            Statement dated May 1, 1995.

                                                                                            ----------------------------------------
                                                                                            Signature(s)

                                                                                            ----------------------------------------

                                                                                            DATED:                            , 1995
                                                                                                  ----------------------------

                                                                                            IMPORTANT:  Please date this proxy and
                                                                                            sign exactly as your name or names
                                                                                            appear(s) herein.  If the shares are
                                                                                            held jointly, signatures should include
                                                                                            both names.  Personal representatives,
                                                                                            executors, guardians and others signing
                                                                                            in a representative capacity should
                                                                                            give full title.  PLEASE RETURN
        "PLEASE MARK INSIDE BLUE BOXES SO THAT DATA                                         PROMPTLY IN THE ACCOMPANYING ENVELOPE.
        PROCESSING EQUIPMENT WILL RECORD YOUR VOTES"

                                                     - FOLD AND DETACH HERE -